SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12
                     Vanguard Airlines, Inc.
         (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)
Payment of Filing Fee (Check the appropriate box):
[x ] No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction
          applies:
     __________________________________________________________
     2)   Aggregate number of securities to which transaction
          applies:
     __________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     __________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     __________________________________________________________
[   ]     Fee paid previously with preliminary materials.
[   ]     Check box if any part of the fee is offset as provided
          by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
          Schedule and the date of its filing.
     1)   Amount Previously Paid:
     __________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     __________________________________________________________

     3)   Filing Party:
     __________________________________________________________

     4)   Date Filed:
     __________________________________________________________

                     VANGUARD AIRLINES, INC.
                 30 N.W. Rome Circle, Terminal B
                Kansas City International Airport
                   Kansas City, Missouri 64153
                 ________________________________

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                   To Be Held On March 3, 1997
                 ________________________________

          NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), will be held on Monday, March 3, 1997, at 10:00 a.m., Central Daylight Time, at 7000 Squibb Road, 3rd Floor, Mission, Kansas 66202, and thereafter as it may from time to time be adjourned (the "Special Meeting"), for the following purposes:

          1. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 16,000,000 shares to 51,000,000 shares and to increase the number of authorized shares of the Company's common stock, par value $.001 per share (the "Common Stock"), from 15,000,000 shares to 50,000,000 shares; and

          2. To consider and act upon any other matters which may properly come before the Special Meeting of Stockholders or any adjournment thereof.

          The foregoing matters are more fully described in the accompanying Proxy Statement.

          In accordance with the provisions of the Bylaws of the Company, the Board of Directors has fixed the close of business on February 10, 1997, as the record date for the determination of the holders shares of Common Stock of the Company, entitled to notice of, and to vote at, the Special Meeting of Stockholders and any adjournment thereof.

          You are cordially invited to attend the Special Meeting. IF THERE IS A POSSIBILITY THAT YOU MAY BE UNABLE TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. A return envelope is enclosed for your convenience. If you are able to attend the meeting and wish to vote your shares in person, your proxy will not be used.

                              BY ORDER OF THE BOARD OF DIRECTORS,



                              Brian S. Gillman
                              Vice President, General
                              Counsel and Secretary

Kansas City, Missouri
February 18, 1997

                     VANGUARD AIRLINES, INC.
                 30 N.W. Rome Circle, Terminal B
                Kansas City International Airport
                   Kansas City, Missouri 64153
                   ____________________________

                         PROXY STATEMENT
                   ____________________________

                         SPECIAL MEETING
                         OF STOCKHOLDERS
                          MARCH 3, 1997
                   ____________________________

                           INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vanguard Airlines, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders to be held on Monday, March 3, 1997, commencing at 10:00 a.m., Central Standard Time, at 7000 Squibb Road, Third Floor, Mission, Kansas 66202, and all adjournments and postponements thereof (the "Special Meeting"). The Company anticipates mailing this Proxy Statement, the accompanying form of proxy and the Notice of Special Meeting of Stockholders to the holders of record of outstanding shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock") as of February 10, 1997, on or about February 18, 1997.

     Only the holders of record of shares of Common Stock as of the close of business on February 10, 1997 (the "Record Date") are entitled to vote on the matters to be presented at the meeting, either in person or by proxy. Holders of shares of Common Stock are entitled to one vote per share outstanding in their names on the Record Date with respect to such matters. At the close of business on the Record Date, there were outstanding and entitled to vote a total of 9,984,952 shares of Common Stock, constituting all of the outstanding voting securities of the Company.

     You are requested to complete, date and sign the accompanying form of proxy and return it promptly in the enclosed postage prepaid envelope. Such proxy may be revoked at any time prior to its exercise by written notice of revocation delivered to the Secretary of the Company. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy, but your proxy will not be used if you attend the Special Meeting and prefer to vote in person. The persons designated as proxies were selected by the Board of Directors and are officers or directors of the Company. Proxies duly executed and received in time for the Special Meeting will be voted in accordance with stockholders' instructions. If no instructions are indicated, such shares will be voted as follows:

          1.   To approve an amendment to the Company's
     Restated Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 16,000,000 shares to 51,000,000 shares and to increase the number of authorized shares of the Company's Common Stock from 15,000,000 shares to
     50,000,000 shares.

          2. In the discretion of the proxy holder as to any other matter coming before the Special Meeting.

SOLICITATION OF PROXIES

     The solicitation of proxies for the Special Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited in person or by telephone or telegraph by directors and officers of the Company who will not receive compensation for their soliciting activities. Brokerage houses and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy materials to beneficial owners. The Company will bear all of the costs of the solicitation.

QUORUM REQUIREMENTS

     The presence in person or by proxy of stockholders holding a majority of the outstanding shares of Common Stock is required for a quorum to transact business at the Special Meeting, but if a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained. Shares of Common Stock represented by a proxy that directs that the shares be voted to abstain or to withhold a vote on any matter will be counted in determining whether a quorum is present.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The table below sets forth certain information, as of January 31, 1997 (unless otherwise indicated below), with respect to the beneficial ownership of the issued and outstanding shares of Common Stock by (i) each person known to the Board of Directors to own beneficially 5% or more of the aggregate shares of Common Stock outstanding, (ii) each director, (iii) the most highly compensated executive officers of the Company as to whom the total salary and bonuses for the fiscal year ended
December 31, 1996 exceeded $100,000, and (iv) the executive officers and directors of the Company as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be.



                                        Amount and Nature       Percent of
Name and Address of                      of Beneficial            Shares
Beneficial Owner                         Ownership/1/         Outstanding/2/


Entities affiliated with Hambrecht
  & Quist Group /3/ 4/                   8,144,603                   60.8

William R. Hambrecht /3//5/              8,239,603                   61.5

John P. Tague /6/                          258,203                    2.5

Kenneth J. Wagnon /7/                    1,616,604                   14.9

Daniel M. Carney  /8/                      994,688                    9.5

Robert J. McAdoo /9/                       413,935                    4.1

Ronald L. McClellan /10/                    87,500                      *

Richard D. Pearson /11/                     25,000                      *

Edmund H. Shea, Jr. /12/                    90,000                      *

Robert J. Spane /13/                        25,000                      *

All current directors and
executive officers as a
     group (9 persons) /14/                794,156                    7.9

* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

/1/ Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. The persons or entities named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. The amount of shares reflected in the table includes options and warrants that are exercisable into shares of Common Stock within 60 days of January 31, 1997.

/2/ Percentage ownership calculations are based on 9,984,952 shares of Common Stock outstanding.

/3/ According to the Form 4s filed with the Securities and Exchange Commission by the entities affiliated with Hambrecht & Quist Group (the "H&Q Entities") and William R. Hambrecht, the business address for each of the H&Q Entities and William R. Hambrecht is the office of Hambrecht & Quist LLC, One Bush Street, San Francisco, California, 94104.

/4/ According to the Form 4s, the H&Q Entities beneficially owned 8,144,603 shares of Common Stock, which includes
     3,408,354 shares of Common Stock issuable upon the exercise of outstanding warrants.

/5/ According to Mr. Hambrecht's Form 4 he beneficially owns 9,699,046 shares of Common Stock, which includes 8,144,603 shares of Common Stock beneficially owned by the H&Q Entities and 95,000 shares of common owned directly. Mr. Hambrecht is Chairman of the Board of Hambrecht & Quist Group and may be deemed to beneficially own the shares beneficially owned by the H&Q Entities. Mr. Hambrecht disclaims beneficial ownership of shares of Common Stock held by the H&Q Entities, except as to the extent of his pecuniary interest therein.

/6/ Includes 258,203 shares issuable pursuant to the exercise of stock options issued to The Pointe Group, L.L.C., an aviation and transportation consulting firm. Mr. Tague is a principal of The Pointe Group, L.L.C. The option vests at the rate of 1/8th of the shares subject to the option on November 1, 1996. Only vested portion of the option is currently exercisable. Mr. Tague's business address is 30 N.W. Rome Circle, Mezzanine Level, Kansas City International Airport, Kansas City, Missouri 64153.

/7/ Includes 896,261 shares of Common Stock issuable upon the exercise of outstanding warrants. Mr. Wagnon's business address is 300 North Main, Suite 200, Wichita, Kansas 67202.

/8/  Includes 33,332 shares held by Danberry Associates, Ltd.
     Mr. Carney owns forty percent of the outstanding stock of Danberry Associates, Ltd. and may be deemed to beneficially own such shares. Mr. Carney disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in Danberry Associates, Ltd. Also includes 529,655 shares of Common Stock issuable pursuant to the exercise of outstanding warrants. The business address for Mr. Carney is 8100 East 22nd Street, North, Building 1900, Wichita, Kansas 67226.

/9/  Includes 67,500 shares issuable pursuant to the exercise of
     stock options and 4,476 shares of Common Stock    issuable
     upon the exercise of outstanding warrants.   Mr. McAdoo's
     address is 5050 W. 87th Street, Prairie      Village, Kansas
     66206.

/10/ Includes 2,500 shares issuable pursuant to the exercise of stock options. Mr. McClellan's business address is 30 N.W.
     Rome Circle, Mezzanine Level, Kansas City International
     Airport, Kansas City, Missouri 64153.

/11/ Mr. Pearson's address is 12213 Sagamore Road, Leawood,
     Kansas 66209.

/12/ Mr. Shea is a trustee of E&M R.P. Trust, which owns 35,000 shares. Mr. Shea is also the general partner of Siam Partners II, a California limited partnership ("Siam"), which owns 30,000 shares. Mr. Shea disclaims beneficial ownership of the shares held by Siam, except to the extent of his interest in Siam. Mr. Shea's business address is 655 Brea Canyon Road, Walnut, California, 91789.

/13/ Includes 25,000 shares of Common Stock issuable pursuant to
     the exercise of stock options.   Mr. Spane's address is 748
     H. Avenue, Coronado, CA 92178.

/14/ Also includes an aggregate of 99,218 shares of Common Stock
     that may be acquired upon the exercise of    options granted
     by the Company.

                APPROVAL OF PROPOSED AMENDMENT TO
            THE RESTATED CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED CAPITAL

GENERAL

     On January 29, 1997, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Company's Restated Certificate of Incorporation. The proposed amendment would increase the total number of authorized shares of the Company's capital stock from 16,000,000 shares to 51,000,000 shares and increase the number of authorized shares of the Company's Common Stock from 15,000,000 shares to 50,000,000 shares.

     The text of the proposed amendment to the Restated Certificate of Incorporation is set forth in Exhibit A hereto.
If the proposed amendment is adopted by the stockholders, the Company will cause a Certificate of Amendment consistent with the text of the amendment set forth in Exhibit A to be filed with the office of the Delaware Secretary of State as promptly as practicable after the Special Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE AMENDMENT

     The Company's Restated Certificate of Incorporation, as currently in effect, provides that the Company is authorized to issue 16,000,000 shares of capital stock, consisting of 15,000,000 shares of Common Stock, and 1,000,000 shares of Preferred Stock, $.001 par value per share (the "Preferred Stock"). On January 29, 1997, the Board of Directors authorized an amendment to the Restated Certificate of Incorporation to increase the authorized shares of the Company's capital stock from 16,000,000 shares to 51,000,000 shares and increase the number of authorized shares of the Company's Common Stock from 15,000,000 shares to 50,000,000 shares. The stockholders are being asked to approve such amendment to the Restated Certificate of Incorporation at the Special Meeting.

     The Company currently has 16,000,000 authorized shares of capital stock. As of January 31, 1997, 9,984,952 shares of Common Stock and no shares of Preferred Stock were issued and outstanding, of which 4,219 shares of Common Stock and no shares of Preferred Stock were being held in treasury. In addition, as of January 31, 1997, 1,257,271 shares of Common Stock were reserved for future grant or issuance upon the exercise of outstanding options under the Company's employee benefit plans. In addition to the options reserved under the Company's employee benefit plans, there are 1,165,623 options and 9,025,116 warrants, exercisable into shares of Common Stock.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     Purposes and Effects. The principal purpose of the proposed amendment to the Restated Certificate of Incorporation is to authorize additional shares of Common Stock, which will be available in the event that holders of outstanding warrants wish to exercise such warrants or the Board of Directors determines that it is necessary or appropriate to permit future stock dividends or stock splits, to adopt or amend employee benefit plans, to raise additional capital through the sale of securities, to acquire another company or its business or assets, or to establish a strategic relationship with a corporate partner. With the additional authorized capital stock, the Board of Directors anticipates the issuance of additional equity
securities  in a private placement transaction.   If the
amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law.

     The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. To the extent that the additional authorized shares are issued in the future, the existing stockholders' percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of Common Stock.
The holders of Common Stock have no preemptive rights. The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders by diluting the stock ownership or voting rights of a person seeking to obtain control of the Company.

     Required Vote. The affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Special Meeting is required for approval of the proposed amendment to the Restated Certificate of Incorporation of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.

               COMPLIANCE WITH SECTION 16(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and holders of ten percent or more of the Company's equity securities are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) reports they file.

     Based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and holders of ten percent or more of the Company's equity securities were complied with, except that the statements of initial statement of beneficial ownership of securities on Form 3 were filed late by William A. Garrett and Robert J. Spane.


                              BY ORDER OF THE BOARD OF DIRECTORS,



                              Brian S. Gillman
                              Vice President, General
                              Counsel and Secretary


Kansas City, Missouri
February  18, 1997

                                                        EXHIBIT A



                     VANGUARD AIRLINES, INC.

                       PROPOSED AMENDMENT
                              TO THE
              RESTATED CERTIFICATE OF INCORPORATION
                 (Increase in Authorized Capital)



     RESOLVED, that the Restated Certificate of Incorporation of Vanguard Airlines, Inc., a Delaware corporation (the
"Corporation"), be amended by deleting the Article IV, Section
(a) in its entirety and inserting in lieu thereof the following new Article IV Section (a):

     4. (a) The total number of shares of all classes of stock which the Corporation shall have the authority to issue is fifty one million (51,000,000), of which (i) fifty million (50,000,000) shares, of the par value of $.001 per share, shall be denominated "Common Stock," and (ii) one million (1,000,000) shares of the par value of $.001 per share shall be denominated "Preferred Stock."


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